UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         June 4, 2020

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
001-32373		27-0099920
(Commission File Number)		(IRS Employer Identification No.)

3355 Las Vegas Boulevard South
Las Vegas,	Nevada	89109
(Address of principal executive offices)		(Zip Code)
(702) 414-1000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

3.800% Senior Notes due 2026 and 4.375% Senior Notes due 2030

On June 4, 2020, Sands China Ltd. (“SCL”), a majority-owned subsidiary of Las Vegas Sands Corp., completed its previously announced private offering of two series of senior unsecured notes in an aggregate principal amount of $1.50 billion, consisting of $800 million of 3.800% Senior Notes due 2026 (the “2026 Notes”) and $700 million of 4.375% Senior Notes due 2030 (the “2030 Notes” and, together with the 2026 Notes, the “Notes”). SCL intends to use the net proceeds from the offering for incremental liquidity and general corporate purposes.

The Notes are general senior obligations of SCL. Each series of Notes will rank equally in right of payment with all of SCL’s existing and future senior unsecured debt and will rank senior in right of payment to all of SCL’s future subordinated debt, if any. The Notes will be effectively subordinated in right of payment to all of SCL’s future secured debt (to the extent of the value of the collateral securing such debt) and will be structurally subordinated to all of the liabilities of SCL’s subsidiaries. None of SCL’s subsidiaries will guarantee the Notes.

The Notes were offered and sold in a private offering that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction, and have been offered and sold only to Professional Investors (as defined in Chapter 37 of The Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited and in the Securities and Future Ordinance (Cap. 571 of the Laws of Hong Kong)) that are qualified institutional buyers (in reliance on Rule 144A under the Securities Act) and/or non-U.S. Persons outside the United States (in reliance on Regulation S under the Securities Act). Unless so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

SCL has agreed, subject to certain conditions, to file a registration statement with respect to a registered exchange offer to exchange each series of Notes for an issue of notes that will have terms identical to the applicable series of Notes, except that the exchange notes will not have legends restricting transfer. Each series of Notes will also be listed on The Stock Exchange of Hong Kong Limited.

The Indenture

The Notes were issued pursuant to an indenture, dated as of June 4, 2020 (the “Indenture”), between SCL and U.S. Bank National Association, as trustee (the “Trustee”). The 2026 Notes will accrue interest at the rate of 3.800% per year and will mature on January 8, 2026. The 2030 Notes will accrue interest at the rate of 4.375% per year and will mature on June 18, 2030. Interest on the 2026 Notes will be payable semi-annually in arrears on each January 8 and July 8, commencing on January 8, 2021. Interest on the 2030 Notes will be payable semi-annually in arrears on each June 18 and December 18, commencing on December 18, 2020. Upon the occurrence of certain events described in the Indenture, the interest rate on the Notes may be adjusted.

SCL may redeem the 2026 Notes, in whole or in part, prior to December 8, 2025 and the 2030 Notes, in whole or in part, prior to March 18, 2030, in each case at a price equal to 100% of the aggregate principal amount thereof plus a “make-whole” premium and accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, the 2026 Notes will be redeemable at the option of SCL, in whole or in part, at any time on or after December 8, 2025 and the 2030 Notes will be redeemable at the option of SCL, in whole or in part, at any time on or after March 18, 2030, in each case at 100% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

To the extent that changes in applicable tax laws impose certain withholding taxes on amounts payable on the Notes, and, as a result, SCL is required to pay additional amounts on the Notes with respect to such withholding taxes, the Notes will be redeemable, in whole but not in part, at 100% of the principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

Upon the occurrence of certain change of control triggering events, SCL will be required to offer to repurchase the Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the purchase date applicable to such Notes. In addition, upon the occurrence of certain events triggering an investor put option, SCL will be required to offer to repurchase the Notes at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, and additional amounts, if any, to, but excluding, the purchase date applicable to such Notes.

The Indenture contains covenants, subject to customary exceptions and qualifications, that limit the ability of SCL and its subsidiaries to, among other things:

•incur liens;
•enter into sale and leaseback transactions; and
•consolidate, merge, sell or otherwise dispose of all or substantially all of SCL's assets on a consolidated basis.

The Indenture also provides for customary events of default.

The foregoing summary of the Indenture is not complete and is qualified in its entirety by reference to the full and complete text of the Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
4.1	Indenture, dated as of June 4, 2020, between SCL and U.S. Bank National Association, as trustee.
4.2	Forms of 3.800% Senior Notes due 2026 and 4.375% Senior Notes due 2030 (included in Exhibit 4.1).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2020

LAS VEGAS SANDS CORP.
By:	/S/ D. ZACHARY HUDSON
Name: D. Zachary Hudson Title: Executive Vice President, Global General Counsel and Secretary